UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest events reported)	February 7, 2005
(February 2, 2005)

Commission	Name of Registrants, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

333-32170	PNM Resources, Inc.	85-0468296
(A New Mexico Corporation)
Alvarado Square
Albuquerque, New Mexico 87158
(505) 241-2700

______________________________

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[   ]   Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01               Entry into a Material Definitive Agreement.

On February 3, 2005, PNM Resources, Inc. (the "Company") issued a press release announcing it has reached an agreement in Texas ("Settlement Agreement") that represents a significant next step in the process of completing its acquisition of Fort Worth-based TNP Enterprises ("TNP").

The Settlement Agreement is between the Company and Texas-New Mexico Power Company ("TNMP"), the cities of Dickenson, Lewisville, La Marque, Ft. Stockton and Friendswood, Texas, the Legal and Enforcement Division of the Public Utility Commission of Texas ("PUCT"), the Office of Public Utility Counsel, the Texas Industrial Energy Consumers and the Alliance for Retail Markets.  The Settlement Agreement outlines terms and conditions necessary for the PUCT to find the acquisition of TNP and its subsidiaries, TNMP and First Choice Power, to be in the public interest.

Among other issues, the agreement calls for:

  A two-year electric rate freeze that includes a $13 million annual rate reduction in TNMP's retail delivery rates effective May 1, 2005,
  An authorized return on equity of 10.25% on an implied capital structure of 60% debt and 40% equity for certain reporting purposes,
  The use of a 60/40% debt/equity capital structure in TNMP's next base rate case if filed before January 1, 2009, and
  A $6 million synergy savings credit amortized over 24 months effective after the close of the transaction.

The Settlement Agreement is furnished herewith as Exhibit 10.1 and incorporated by reference herein.  The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 8.01               Other Events.

On February 2, 2005, PNM Resources, Inc. (the "Company") was notified that the proposed acquisition of TNP Enterprises has received anti-trust clearance under the Hart-Scott-Rodino Antitrust Improvements Act from the Federal Trade Commission.  The Company still needs approval of the acquisition from the PUCT (see Item 1.01 above), New Mexico Public Regulation Commission, the Securities and Exchange Commission and the Federal Energy Regulatory Commission.

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EXHIBIT INDEX

Exhibit Number Description

10.1	Settlement Agreement dated February 3, 2005, between PNM Resources, Inc. and Texas-New Mexico Power Company, the cities of Dickenson, Lewisville, La Marque, Ft. Stockton and Friendswood, Texas, the Legal and Enforcement Division of the Public Utility Commission of Texas, the Office of Public Utility Counsel, the Texas Industrial Energy Consumers and the Alliance for Retail Markets.
10.1.1	Texas-New Mexico Power Company Tariff for Retail Delivery Service
10.1.2	Texas-New Mexico Power Company Twelve Months Ended September 30, 2004 Weighted Average Cost of Capital
10.1.3	Texas-New Mexico Power Company Tariff for Retail Delivery Service
10.1.4	Service Quality Standards and Reliability Commitments
10.1.5	Service Quality Penalty Calculation
10.1.6	Industrial Officers Quarterly Meetings Contact List
10.1.7	Industrial Customer Planned Maintenance Schedule Contact List
99.1	Press Release dated February 3, 2005.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PNM RESOURCES, INC.
(Registrant)

Date: February 7, 2005	/s/ Thomas G. Sategna
Thomas G. Sategna
Vice President and Corporate Controller
(Officer duly authorized to sign this report)